The Leader in Redosable Gene Therapy for Rare Disease August 2021 © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Exhibit 99.2

Forward looking statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the future development or commercialization of beremagene geperpavec (“B-VEC”), KB105, KB104, KB301, KB407, and KB408 and the Company’s other product candidates; conduct and timelines of preclinical and clinical trials, the clinical utility of B-VEC, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates; plans for and timing of the review of regulatory filings, efforts to bring B-VEC, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates to market; the market opportunity for and the potential market acceptance of B-VEC, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates, the development of B-VEC, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates for additional indications; the development of additional formulations of B-VEC, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates; plans to pursue research and development of other product candidates, the sufficiency of the Company’s existing cash resources; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in the Company’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal overview Proprietary, engineered replication incompetent HSV-1 based platform Clinical data shows maintenance of safety and transgene expression after repeat dosing Positive external clinical and regulatory precedent with in vivo HSV-1 based therapy Differentiated viral vector platform enables in vivo, repeat dose gene therapies A fully integrated, clinical stage gene therapy company powered by proprietary redosable gene delivery platform Lead program, B-VEC (formerly KB103) went from IND to Phase 3 in less than 3 years; pivotal data anticipated in 4Q21 Two lead dermatologic pipeline programs, KB104 and KB105, leverage the same vector Initial focus on rare, dermatologic indications led to rapid clinical proof of concept and pipeline Stable producer cell line developed and leveraged across pipeline has cost, scale, and regulatory benefits Current GMP facility near company headquarters in Pittsburgh is producing pivotal material at commercial scale; BLA readiness is underway Investing in additional capacity via construction of an ~150,000 sqft facility which is expected to be operational in 2022 In-house GMP manufacturing to support clinical and commercial needs Ongoing Phase 1 trial in aesthetic skin indications with KB301, under our wholly owned subsidiary Jeune Aesthetics, Inc. Positive pre-clinical data from KB407 for cystic fibrosis demonstrates potential to target lung tissue Continue to drive innovation by investing in next-gen platform capabilities Broadening focus to address larger indications and new tissue types © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Upcoming Milestones Timing Program Event 1Q21 B-VEC for DEB Complete enrollment in pivotal GEM-3 study in DEB 1Q21 KB301 for aesthetic indications Announce Initial safety data from cohort 1 of Phase 1 study in facial wrinkles and acne scars 1Q21 KB301 for aesthetic indications Provide update on strategy for KB301 and aesthetic pipeline (under Jeune Aesthetics, Inc.) 2Q21 KB407 for CF Announce data from IND enabling toxicology study in nonhuman primates 2Q21 Respiratory pipeline Announce development candidate for new genetic lung disease 2Q21 B-VEC Present detailed Phase 1/2 safety summary at SID (May 3-8) 2Q21 KB301 Present detailed Phase 1 (cohort 1) safety summary at SID (May 3-8) 2Q21 KB5XX Present preclinical proof-of-concept from vectorized antibody platform at ASGCT (May 11-14) 2Q21 KB105 for TGM1-ARCI Announce initial Phase 2 data and update on next Phase 2 cohorts 3Q21 KB407 for CF Initiate Phase 1/2 study 2H21 KB301 for aesthetic indications Initial efficacy data from Phase 1 study 3Q21/4Q21 KB407 for CF Present nonhuman primate GLP tox data at NACFC (9/30-10/2) 4Q21 B-VEC for DEB Announce top line data from the pivotal GEM-3 study 2022 KB105 for TGM1-ARCI Initiate dosing in next Phase 1/2 cohort 2022 KB104 for Netherton File IND and initiate clinical trial All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies. © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Our technology platform enables noninvasive, redosable gene therapy © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

HSV-1 is positively differentiated vs. other gene therapy technologies Lundstrom, K. Viral Vectors in Gene Therapy. Diseases 2018, 6, 42. Generation Bio (GBIO) Prospectus. (2020, June 11). Retrieved September 4, 2020, https://www.sec.gov/Archives/edgar/data/1733294/000119312520167812/d924849d424b4.htm LV = lentivirus AAV = adeno-associated virus LNP = lipid nanoparticle Targeted mutagenesis resulting in platform that is both safe and effective for localized, repeat delivery of genetic payload Wild-type HSV-1 Krystal’s Modified HSV-1 Platform Insertion of one or more therapeutic effectors of interest into the vector Therapeutic Vector HSV-1 has natural affinity for epithelial cells (in addition to several other cell types) with favorable immune-evasion mechanisms Replication incompetent HSV-1 vector that can be administered repeatedly for chronic dosing Large carrying capacity allows insertion of large transgenes, multiple copies of the transgene of interest and/or multiple different transgenes LV AAV HSV-1 LNP In vivo dosing? No Yes Yes Yes Baseline antibody exclusion criteria? No (if ex vivo) Yes No No Repeat-dose capabilities? Yes (if ex vivo) No Yes Yes Carrying capacity? 8 kb1 <4 kb1 >30 kb ~12 kb2 Integrates payload into host cell DNA? Yes No No No Regulatory precedent? Yes Yes Yes Yes Vector Platform Comparison © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Therapeutic pipeline †: FDA Orphan Drug Designation; ¤: FDA Rare Pediatric Disease Designation; •: Fast-track Designation; Δ: FDA RMAT designation; ‡: EMA Orphan Drug Designation; §: EMA PRIME Designation. All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies. © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Product Protein Indication Discovery Preclinical Phase 1/2 Phase 3 Key Upcoming Milestone Ownership B-VEC†¤•Δ‡§ Type VII collagen (COL7) Dystrophic EB Top line Phase 3 data in 4Q21 Wholly owned KB105†¤•‡ Transglutaminase 1 (TGM1) TGM1-deficient ARCI Initiate next Phase 2 cohort in 2022 Wholly owned KB104¤ Serine Peptidase Inhibitor Kazal Type 5 (SPINK5) Netherton Syndrome File IND in 2022 Wholly owned KB1XX Undisclosed programs Wholly owned KB5XX Vectorized antibodies Chronic conditions Wholly owned KB407†¤‡ Cystic fibrosis transmembrane conductance regulator (CFTR) Cystic fibrosis Initiate Phase 1 study in 3Q21 Wholly owned KB408 Alpha-1 antitrypsin (AAT) Alpha-1 antitrypsin deficiency Wholly owned KB4XX Undisclosed programs Wholly owned Respiratory Dermatology

Aesthetics pipeline © Copyright 2021 Krystal Biotech, Inc. All rights reserved. All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies.

Platform supported by in-house manufacturing capacity and expertise Established process conducted at Krystal’s end-to-end GMP facility (Ancoris) Maintains control of IP/trade secrets relating to manufacturing process Adheres to internal process and production schedules, avoiding use of high demand gene therapy CMOs Upstream process using stable producer cell lines has cost and regulatory benefits Stable complementary cell lines developed in-house are used in established methods for production of consistent batches Eliminates the need for multiple cGMP qualifications of plasmids and variability in transfection efficiency from batch to batch Scalable from clinical phase to commercial We have successfully developed a robust and reproducible downstream process Work conducted in an aseptic closed system process The same process is leveraged across pipeline with minimal redevelopment effort between product candidates Compliant with global regulatory requirements © Copyright 2021 Krystal Biotech, Inc. All rights reserved. ASTRA Operational in 2022 Size: ~150,000 sq. ft. Facility operational

Initial focus on rare skin diseases led to rapid clinical POC and pipeline © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Dystrophic epidermolysis bullosa (DEB) DEBRA International, http://www.debra-international.org/epidermolysis-bullosa/causes-and-subtypes.html; http://www.debra-international.org/what-is-eb/causes-and-subtypes/deb.html Pfendner EG, Lucky AW. Dystrophic Epidermolysis Bullosa. 2006 Aug 21 [Updated 2015 Feb 26]. In: Adam MP, Ardinger HH, Pagon RA, et al., editors. GeneReviews® [Internet]. Rashidghamat E., Mellerio J.E., Management of chronic wounds in patients with dystrophic epidermolysis bullosa: challenges and solutions, Chronic Wound Care Management and Research Volume 2017:4, 45-54 GENEGRAFT Report Summary. (2015, February 16). Retrieved December 13, 2016, from http://cordis.europa.eu/result/rcn/156078_en.html Dystrophic Epidermolysis Bullosa A rare, genetic skin disease that causes skin to tear or blister from minor contact Mutations in the COL7A1 gene lead to absent or dysfunctional COL7 protein, without which the epidermis does not anchor to the dermis The recessive form (RDEB) is the classic, most severe form of the condition. Dominant DEB (DDEB) has a broader range in severity and is often characterized by blistering on the hands, feet, knees, and elbows Epidemiology Prevalence: Up to 125,000 people are affected by DEB worldwide1 We believe that there are, at present, approximately 3,000 DEB patients in the US Incidence: The incidence of DEB is 6.5 per million births in the US2 Current Standard of Care There are no approved treatments for DEB Existing therapies limited to expensive and time-consuming palliative treatments Palliative treatments cost $200k – $400k annually3,4 “Butterfly Children” is often used to describe young DEB patients because their skin is as fragile as a butterfly’s wings © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Beremagene geperpavec (B-VEC) for DEB Blister Untreated DEB Patient Skin B-VEC-treated Skin 1 Keratinocytes Dermoepidermal Junction Fibroblasts Anchoring Fibrils (Collagen VII) B-VEC 2 3 Nucleus COL7 transcripts COL7 protein Keratinocyte (or Fibroblast) Cell 4 1 B-VEC enters the compromised skin of DEB patients and transduces both keratinocytes and fibroblasts 2 Once in the nucleus of transduced cells the vector genome is deposited (episomally) 3 As a result, COL7A1 transcripts are generated, allowing the cell to produce and secrete functional COL7 protein 4 The secreted COL7 protein assembles into anchoring fibrils which hold the epidermis and dermis together Anchoring fibrils Topically applied B-VEC gel is designed to induce local COL7 expression and molecular correction B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Topical B-VEC was evaluated in a Phase1/2 study GEM1/2 (NCT03536143) was an intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo. Each patient on-study for ~6 months; 3 months of on-site visits followed by 3-month at-home imaging period Study PI: Dr. Peter Marinkovich (Stanford University) Design Enrollment Key Endpoints A total of 9 RDEB patients (adult and pediatric) were enrolled in the study; 3 subjects re-enrolled later in the study and were re-randomized for a total of 12 subjects Safety measures AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings Viral shedding was analyzed through the collection of blood, urine, and skin swabs, and antibodies to HSV and COL7 were analyzed through collection of serum Efficacy measures Level of collagen VII (COL7) in B-VEC-administered skin as measured by immunofluorescence; presence of anchoring fibrils as measured by immunoelectron microscopy Wound closure (change in wound surface area relative to baseline), time to wound closure, and duration of wound closure, all relative to placebo Dosing In the Ph1 portion (n=2) one wound was administered B-VEC and one wound was administered placebo at a dose of 1e8 PFU/wound with varying frequency throughout the study period In Phase 2 portion (n=10) 2 wounds were administered B-VEC and one wound was administered placebo (except 1 patient who was 1:1) at doses of either 2e8, 3e8, 6e8 or 8e8 PFU/wound with varying frequency throughout the study period B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Repeat doses of topical B-VEC were well tolerated; COL7 expression and molecular correction established In the Ph1/2 trial, the number of repeat doses per wound ranged from 4 to 41; the PFU per wound ranged from 1e8 to 8e8 No treatment-related serious AEs were reported; AEs deemed possibly related were mild (n=20) or moderate (n=1) No immune response or blistering observed around the sites of administration following first and repeat doses Blood and urine samples collected throughout the study revealed: No systemic viral shedding No adverse events associated with routine labs (chemistry and hematology) Some patients had baseline COL7 and/or HSV-1 antibodies which did not impair efficacy or impact tolerance of therapy Increasing doses and dosing frequency were well tolerated Molecular correction established and correlated with wound healing Expression and correct localization of full-length COL7 was observed following B-VEC therapy, evidenced by presence of both NC1 and NC2 domains and visible anchoring fibrils on IEM. Baseline, Days 15 and 97 collagen VII expression using NC1 and NC2 specific antibodies (patient 10) Immunoelectron microscopy shows mature anchoring fibrils at day 97 (patient 10) Day 0 Day 15 Day 97 NC1 NC2 Arrows indicate basement membrane zone Increased expression of NC1 (arrow) Increased expression of NC2 (black dots) Robust, mature anchoring fibrils (arrows) B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Time course of B-VEC vs. placebo treated wounds - patient 5 (age 13) B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. B-VEC Placebo 3.6 cm2 Baseline Day 30 Day 60 Day 90 Dose: 3x108 PFU per dose Dosing days: 1, 2, 3, 4, 5, 36 15.6 cm2 14.9 cm2 Baseline wound area

B-VEC showed statistically significant benefit in wound healing relative to placebo B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. 78.6% of B-VEC treated wounds vs. 0% of placebo treated wounds were completely closed at weeks 8 and 10 or weeks 10 and 12 ¤ B-VEC 78.57% (11/14) 0.00% (0/7) p-value* 0.00257 0.0155 *based on McNemar test ¤ analysis based on all wounds that had measurements at weeks 8 and 10 or weeks 10 and 12 Percent change in wound area from (individual measurements and average) from Day 0 to 90¤ ¤ excluding patient 12

The pivotal GEM-3 study is ongoing; top line data expected in 4Q21 GEM-3 (NCT04491604) is a randomized, double-blind, intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo Each patient on-study for approximately 7 months: the 6-month dosing period followed by a 30-day safety follow up Design Enrollment Efficacy Endpoints 31 DEB subjects (adult and pediatric) were enrolled in US Ages ranged from 1 to 44 years old, 61% of patients were 18 years old or younger Each subject provided at least 1 pair of primary target wounds, one wound of the pair was randomized to B-VEC and the other to placebo In addition to the primary target wound pair(s), additional wounds (secondary wounds) may be selected to be treated with B-VEC in an open-label manner Primary Complete wound healing determined by the Investigator in B-VEC treated wounds versus placebo. A positive response is defined as: Complete wound healing at Week 22 and Week 24; or Complete wound healing at Week 24 and Week 26 Secondary Complete wound healing, determined by the Investigator, as compared to baseline in B-VEC treated wounds versus placebo at weeks 8 and 10, or 10 and 12 Mean change in pain severity (using either a VAS or FLACC-R Scale) per primary wound site associated with wound dressing changes Mean Change in Quality of Life in addition to Skindex score as compared to baseline at week 26 B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Phase 3 trial is well powered and inclusive of a broad patient population Screening 6-month Treatment Period 30-day Safety OLE Dosing: Primary wounds will be treated once weekly with a fixed dose until wound closure; should a wound re-open, weekly dosing will resume at the assigned dose until wound closure Each patient is allowed a maximum weekly dose of B-VEC; if that maximum is not reached in dosing primary wounds, additional secondary wounds may be chosen and treated with B-VEC in an open label manner Wk 22 Wk 24 Wk 8 Wk 10 Wk 12 Maximum Weekly Dose Per Subject: Age Max Weekly Dose ≥ 6 months to < 3 years 1.6x10^9 PFU/week ≥ 3 years to < 6 years 2.4x10^9 PFU/week ≥ 6 years 3.2x10^9 PFU/week … The trial is designed to maximize chances of success while maintaining potential for a broad label, inclusive of chronic and recurring wounds of any size in RDEB or DDEB patients Key Design Elements: No restriction on chronic or recurring wounds Maximum weekly dose allows for flexibility to treat multiple and / or larger wounds Inclusive of RDEB and DDEB patients Weekly Dosing B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Wk 26 Dose Per Wound Wound Area Dose <20cm2 4x10^8 PFU 20-40cm2 8x10^8 PFU 40-60cm2 1.2x10^9 PFU Primary Endpoint: A positive response is defined as complete wound healing at weeks 22 and 24 or weeks 24 and 26 The study has greater than 90% power to detect a 50% difference in response rate between B-VEC and placebo with two-sided Type 1 error rate of 5% using the McNemar test

Autosomal Recessive Congenital Icthyosis associated with TGM1 mutations Autosomal Recessive Congenital Ichthyosis (ARCI) Associated with TGM1 The most common form of ARCI is caused by an inactivating mutation in the TGM1 gene encoding the enzyme transglutaminase-1, a protein that is essential for the proper formation of the skin barrier The condition is characterized by thick, dry, scaly skin, increased trans-epidermal water loss (TEWL), risk for dehydration, sepsis, skin malignancies, etc Epidemiology1-8 Prevalence: There are approximately 20,000 people affected by TGMI related icthyosis worldwide (~1,800 US; 3,000 EU; 18,000 ROW) Incidence: It is estimated that around 350-400 babies are born with the condition each year, worldwide Current Standard of Care There are no approved treatments for ARCI associated with TGM1 Topical and systemic retinoids and time-consuming supportive treatments (up to 4 hours a day of skin care) are most often used 1. Rodriguez-Pazos et al. Actas Dermosifiliogr. 2013 May;104(4):270–284; 2. Dreyfus et al. Orphanet J Rare Dis. 2014 Jan 6;9:1; 3. Hernandez-Martin et al. J Am Acad Dermatol. 2012 Aug;67(2):240–244; 4. Pigg et al. Eur J Hum Genet. 1998 Nov-Dec;6(6):589–596. 5. Pigg et al. Acta Derm Venereol. 2016 Nov 2;96(7):932–937; 6. Orphanet; 7. Foundation for Ichthyosis & Related Skin Types (FIRST); 8. National Organization for Rare Disorders (NORD). Transglutaminase-1 deficiency is associated with increased mortality in the neonatal period and has a dramatic impact on quality of life © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB105 for TGM1 associated ARCI 3 TGM1 transcripts are generated, which allows the cell to produce functional TGM1 protein that localizes to the cell membrane 2 KB105 is transported into the nucleus of transduced cells and the vector genome is deposited (episomally) 1 KB105 enters permeabilized skin and transduces keratinocytes (native TGM1-producing cells) 4 TGM1 crosslinks target proteins (e.g., filaggrin (FLG), involucrin (IVL), small proline-rich proteins (SPRs)) to aid in the formation of the cornified cell envelope 5 This layer, known as the stratum corneum, acts as a mechanical barrier to protect against transepidermal water loss (TEWL) and entry of infectious agents Untreated ARCI Patient Skin KB105-treated Skin 1 2 3 Nucleus Keratinocyte 5 4 TGM1 SPRs FLG IVL TGM1 Basal Spinous Granular Cornified TEWL TEWL Pathogens Pathogens KB105 Topically applied KB105 delivers multiple copies of the human transglutaminase 1 (“TGM1”) gene KB105 is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB105 is being evaluated in a Phase 1/2 study The Ph1/2 trial (NCT04047732) is an open label, intra-patient comparison of KB105 and placebo Each patient on-study for four to six months Study PI: Dr. Amy Paller (Northwestern University) Design Enrollment Key Endpoints 4 TGM1-ARCI subjects were enrolled across 2 sites; three Ph1 patients were enrolled at Paddington Testing Company (Philadelphia); one Ph2 subject was enrolled at Northwestern (Chicago) Safety measures AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings Viral shedding analyzed through the collection of blood, urine, and skin swabs; antibodies to HSV and TGM1 analyzed through collection of serum Efficacy measures Level of transglutaminase 1 in KB105-administered skin as measured by immunofluorescence microscopy (Ph1) Improvement of disease severity in the treatment area assessment through Investigator's Global Assessment (IGA) Dosing In the Ph1 portion (n=3) one or two ~20cm2 target areas were administered placebo, and 3 target areas were administered 2x109 PFU with varying frequency over ~60 days In Ph1, topical and microneedle administration was evaluated; in Ph2 topical administration will be utilized In the Phase 2 portion (n=1) four ~100cm2 treatment areas were administered KB105, either 4x109 PFU or 1x1010 at either a high or low dosing frequency KB105 is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Phase 1/2 data shows repeat dosing of KB105 to be well tolerated; molecular and phenotypic improvement evident Repeat dosing with KB105 was well tolerated with no drug related AEs and no immune response to HSV or TGM1 No vector shedding detected in swabs, blood or urine in all three patients Biopsies assessed in the Phase 1 portion of the study show: KB105 treatment restored functional TGM1 protein expression and activity in all treated sites KB105-expressed TGM1 was correctly localized in the epidermis, colocalizing with Loricrin, and was functionally active qPCR, IF, and in situ analyses demonstrated similar delivery efficacy of TGM1 DNA from single and repeat administration KB105 Was Well Tolerated and Generated Functional TGM1 protein In the Phase 2 portion (n=1) four ~100cm2 treatment areas (TAs) were administered KB105, either 4x109 PFU or 1x1010 at either a high or low dosing frequency Subject 1: Treatment Restored TGM1 Expression to Normal Levels KB105 is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Screening TA2 TA3 TA4 TA1 Day 27 Day 60 IGA = 4 IGA = 3 IGA = 4 IGA = 4 IGA = 3 IGA = 3 IGA = 2 IGA = 2 IGA = 4 IGA = 4 IGA = 4 IGA = 4 Maximum 2-point Improvement in IGA Scale as Compared to Screening Observed at Day 27 at High Dose TGM-1 turnover was observed to be variable and rapid, and pharmacokinetic data suggested that the optimal dosing frequency may be more frequent

Leveraging platform to target new tissues and larger indications © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

HSV-1 has potential beyond rare skin diseases B-VEC (COL7) for DEB KB105 (TGM1) for TGM1-ARCI KB104 (SPINK5) for Netherton’s Disease Additional preclinical candidates Wild-type HSV-1 Krystal’s Current Platform HSV-1 has natural affinity for epithelial cells, in addition to several other cell types, with favorable immune-evasion mechanisms Investing in Next Gen Technology to Maintain Leadership in HSV-1 Space Skin Rare Skin Disease Aesthetics (Jeune Aesthetics) KB301 (COL3) for Acne Scars and Wrinkles Additional preclinical candidates Lung Rare Lung Disease Different Diseases Different Effectors (e.g. antibodies, RNAi) KB407 (CFTR) for Cystic Fibrosis KB408 (AAT) for alpha-1 antitrypsin deficiency Additional preclinical candidates Different Diseases Different Effectors (e.g. antibodies, RNAi) © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB407 for cystic fibrosis Gene therapy approaches have been tried and failed in their attempts to replace CFTR protein Viral (adenovirus and AAV) and non-viral (DNA plasmids and stabilized mRNA) approaches have been tested in more than 25 clinical trials enrolling >470 patients Past approaches suffer from some combination of physical limitations for large cargo, low efficiency of gene transfer, toxicity, immune intolerance, product instability, and burdensome delivery We are developing KB407 as an inhalable, repeat dose gene therapy that delivers the full human CFTR gene Replication incompetent HSV-1 Delivers two copies of full length, human CFTR protein (mutation agnostic approach) Duration of nebulization expected to be under 30 minutes, using a commercially available nebulizer Episomal delivery of CFTR gene does not disrupt cell DNA Ability to re-dose and/or adjust dose over time as lung cells turnover Our vector can be formulated and delivered via nebulizer with no significant change in activity In vitro data shows KB407 can be nebulized, successfully transduce target lung cells and induce expression of fully functional and properly localized CFTR KB407 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Preclinical data supports KB407 in CF and broader development in lung disease Robust, dose-dependent CFTR expression and functional correction in 2D airway epithelial cell culture KB407-mediated functional correction of CF phenotype in clinically relevant 3D organotypic system (HUB) *Van Mourik et al. (2019). “Intestinal organoids to model cystic fibrosis”. Two repeat doses of KB407 in a nonhuman primate were well tolerated and distributed broadly throughout the lung All blood samples below the limit of detection for KB407 No abnormal cage-side/clinical observations throughout study No gross findings noted at time of necropsy KB407 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB301 for aesthetic indications KB301 aims to increase neocollagenesis, thereby correcting the underlying molecular defect of the aged phenotype Dermal collagen, composed primarily of types 1 and 3 collagen fibrils, represents >90% (dry weight) of human skin Declining levels of collagen are caused by reduced collagen biosynthesis and increased collagen fibril fragmentation resulting from both intrinsic (e.g., passage of time, genetics) and extrinsic (e.g., chronic light exposure, pollution) pressures KB301 is designed to deliver the gene for full-length type III collagen (COL3) It is injected directly into the area of interest, with the goal of targeted collagen production by the body’s own cells KB301 is currently being evaluated in a Phase 1 trial (NCT04540900) The open label, dose ranging study will evaluate repeat dosing of KB301 injections Safety data from Cohort 1 (repeat KB301 injections into the buttock region) was reported at SID 2021 Cohort 2 is currently enrolling and will evaluate efficacy of repeat doses of KB301 on the face and knees ~30 subjects will be enrolled; bilateral treatment areas on the neck behind the ear, on the cheek below and above the zygomatic arch, and around the knee will be chosen and randomized 2:1 to receive low dose KB301, high dose KB301, or saline administered via in multiple micro depot injections over the selected treatment area Change in skin quality from baseline will be assessed via the Skin Roughness Score (SRS), Fine Lines Score (FLS), and the Subject Satisfaction Score (SSS). Skin calipers will be used to measure the change in skin thickness over the knee KB301 and other discovery programs in Aesthetics, are housed in our wholly owned subsidiary, Jeune Aesthetics, Inc. KB301 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Initial data from Cohort 1 of the Phase 1 study shows safety and tolerability of repeat KB301 injections Repeated intradermal injections of KB301 were well tolerated. Recorded adverse events were transient and limited to expected mild or moderate injection site or biopsy site reactions (e.g. erythema, site pain, purpura, ecchymosis) For all subjects who have completed follow up through day 90 (subjects 1-6; subject 7 follow up ongoing) no clinically significant changes in anti-drug antibodies were observed KB301-encoded COL3A1 expression measurable at the mid and high dose, with no detectable expression in control samples Expression was evident by day 2 following the first dose; expression levels were similar following the first and second dose

Financials and Milestones © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal summary Current Status and Milestones Rare Skin B-VEC: Pivotal GEM-3 trial ongoing with topline data expected 4Q21. Commercial planning in US and EU underway KB105: Phase 2 study ongoing; Initiation of dosing in next Phase 2 cohort in 2022 KB104: IND filing in 2022 Jeune Aesthetics, Inc KB301: Phase 1 trial in aesthetic skin indications ongoing; initial Phase 1 efficacy data anticipated in 4Q21 Rare Lung KB407: pre-IND work ongoing; clinical trial initiation anticipated in 3Q21 Platform Manufacturing: Ancoris facility currently supplying all clinical material and will supply initial phase of B-VEC launch; Astra facility (150,000 sqft) construction underway, completion anticipated in 2022 Next Gen Tech: Evaluation of novel effectors, routes of administration, and tissue tropism underway June 30, 2021 cash balance of $389.1M B-VEC, KB105, KB104 and KB407 are PRV eligible A fully integrated, clinical stage gene therapy company powered by proprietary HSV-1 vector technology © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

The Leader in Redosable Gene Therapy for Rare Disease August 2021 © Copyright 2021 Krystal Biotech, Inc. All rights reserved.